UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/03/2006

ASI Technology Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-6428

NV	88-0105586
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

980 American Pacific Drive, #111, Henderson, NV 89014
(Address of principal executive offices, including zip code)

702-734-1888
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On October 31, 2006 the Company obtained $245,000 pursuant to a Promissory Note payable to Davric Corporation ("Davric"). The Promissory Note bears monthly interest at 6% per annum and is due October 31, 2007.

The Company's President, Jerry E. Polis, is also President and sole shareholder of Davric.

The Company has applied the proceeds from this note along with additional working capital to make a $485,000 one-year 15% real estate loan as a normal part of its speciality finance business.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

99.1 Promissory Note payable to Davric Corporation dated October 31, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASI Technology Corporation

Date: November 03, 2006	By:	/s/ JERRY E POLIS
JERRY E POLIS
President

Exhibit Index

Exhibit No.	Description
EX-99.1	Promissory Note payable to Davric Corporation dated October 31, 2006